Transamerica Advisor EliteSM Variable Annuity	Transamerica Advisor EliteSM II
Income Elite® Variable Annuity	Transamerica Income Elite® II

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA B

Transamerica LibertySM NY Variable Annuity	Transamerica Advisor EliteSM II
Income Elite® Variable Annuity (NY)	Transamerica Income Elite® II

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA BNY

Supplement dated October 8, 2021

to the

Prospectus dated May 1, 2017

Effective on or about September 28, 2021, based on change to the underlying portfolio, the following subadvisor change will occur:

PORTFOLIO NAME	EXISTING ADVISOR/SUBADVISOR	NEW ADVISOR/SUBADVISOR
Transamerica Market Participation Strategy VP	Quantitative Management Associates LLC	PGIM Quantitative Solutions LLC

This Supplement updates certain information in the above referenced prospectuses (the ‘‘Prospectuses’’). Except as indicated in this Supplement, all other information included in the Prospectuses remains unchanged. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

This Supplement must be accompanied or preceded by the current Prospectus.

Please read this Supplement carefully and retain it for future reference.